UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09243

The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

The Gabelli Utility Trust

Semiannual Report — June 30, 2025

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Timothy M. Winter, CFA Portfolio Manager BA, Rollins College MBA, University of Notre Dame	Justin Bergner, CFA Portfolio Manager BA, Yale University MBA, Wharton School, University of Pennsylvania	Simon T. Wong, CFA Portfolio Manager BA, University of California, Los Angeles MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2025, the net asset value (NAV) total return of The Gabelli Utility Trust (the Fund) was 10.8%, compared with a total return of 9.4% for the Standard & Poor’s (S&P) 500 Utilities Index. The total return for the Fund’s publicly traded shares was 22.1%. The Fund’s NAV per share was $3.11, while the price of the publicly traded shares closed at $5.80 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2025.

Investment Objective (Unaudited)

The Gabelli Utility Trust is a diversified, closed-end management investment company whose primary objectives are long term growth of capital and income. The Fund will invest in companies that provide products, services, or equipment for the generation or distribution of electricity, gas, and water. Additionally, the Fund will invest in companies in telecommunications services or infrastructure operations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

In the first half of 2025, the U.S. utility sector modestly outperformed the broader market, supported by rising electricity demand and investor interest in both regulated utilities and merchant generators. The S&P 500 Utilities Index rose 9.4%, versus the S&P 500’s 6.2% gain. While generally insulated from tariffs, utility stocks saw some volatility amid shifting inflation expectations and uncertainty around clean energy tax credits.

Defensive, rate-based utilities outperformed in Q1 during market stress, but risk appetite returned in Q2 as economic data held firm and tariff concerns eased. Our coverage of 61 regulated utilities delivered a solid 9% median total return, while the four publicly traded merchant power producers (CEG, VST, NRG, TLN) surged 54% on average. In contrast, the three large California utilities (PCG, EIX, SRE) fell 25% on average due to renewed concerns over wildfire liabilities after January’s destructive fires.

The utility investment case is strengthening as electricity demand grows at its fastest pace since the mid-20th century, driven by AI-powered data centers, reshoring of manufacturing, and electrification of transport. Utilities are responding with record capital investment in generation and grid upgrades, often in partnership with hyperscalers like Amazon, Microsoft, and Google. Policymakers remain broadly supportive, creating a favorable backdrop for sustained rate base and earnings growth.

Importantly, rising demand allows infrastructure costs to be spread over more kilowatt-hours, helping manage bill impacts. Still, execution risk remains as utilities must finance, build, and manage large-scale infrastructure efficiently.

Federal policy momentum also supports the sector, with efforts to streamline nuclear permitting, expand gas-fired capacity, extend coal plant lives, and reduce regulatory bottlenecks. Lower interest rates offer an added tailwind: the 10-year U.S. Treasury yield fell to 4.23% from 4.58% at 2024 year-end, and markets expect multiple Fed cuts through 2026. Lower yields support utility valuations and reduce financing costs, while utilities’ 3.5% median dividend yield and 9%–11% total return potential enhance their appeal.

Year-to-date, some of the Fund’s top performing stocks were WEC Energy Group (3.7% of total investments as of June 30, 2025; 12.7%), National Fuel Gas (2.7%; 41.4%), Constellation Energy Group (1.8%; 44.7%), NRG Energy (0.9%; 79.4%) and Evergy (2.8%; 14.3%). Detractors in the Fund’s portfolio included ONEOK (3.5%; -16.8%), AES Corp (0.8%; -15.5%) and Edison International (0.9%; -33.7%).

Thank you for your investment in The Gabelli Utility Trust.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2025 (a) (Unaudited)

	Six Months	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception (7/9/99)
The Gabelli Utility Trust (GUT)
NAV Total Return (b)	10.77%	24.26%	9.98%	7.56%	9.83%	7.76%	8.24%	8.23%
Investment Total Return (c)	22.15	13.27	7.49	11.05	8.74	7.74	8.90	9.03
S&P 500 Utilities Index	9.41	23.40	11.14	10.66	11.26	8.75	7.78	7.53
Lipper Utility Fund Average	7.50	22.11	11.24	8.71	10.31	8.40	6.99	7.02

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of total investments as of June 30, 2025:

The Gabelli Utility Trust

Electric Integrated	40.9%
Natural Gas Integrated	7.9%
Natural Gas Utilities	7.9%
Telecommunications	7.3%
U.S. Government Obligations	6.5%
Water	4.8%
Electric Transmission and Distribution	4.2%
Global Utilities	3.2%
Wireless Communications	3.0%
Natural Resources	2.1%
Services	2.0%
Diversified Industrial	1.7%
Equipment and Supplies	1.5%
Cable and Satellite	1.3%
Transportation	1.0%
Machinery	0.9%
Merchant Energy	0.8%
Alternative Energy	0.7%
Short Term Investment	0.7%
Electronics	0.6%
Environmental Services	0.3%
Automotive	0.3%
Oil	0.2%
Building and Construction	0.1%
Communications Equipment	0.1%
Specialty Chemicals	0.0%*
Financial Services	0.0%*
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utility Trust

Schedule of Investments — June 30, 2025 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 92.8%
	ENERGY AND UTILITIES — 78.0%
	Alternative Energy — 0.7%
100,000	Algonquin Power & Utilities Corp.	$556,924	$573,000
2,950	Brookfield Renewable Corp.	107,281	96,701
3,000	Clearway Energy Inc., Cl. C	67,349	96,000
4,200	Eos Energy Enterprises Inc.†	27,429	21,504
2,800	Landis+Gyr Group AG	162,840	196,206
12,500	Ormat Technologies Inc.	382,193	1,047,000
600	Orsted AS†	98,525	25,767
300	SolarEdge Technologies Inc.†	47,191	6,120
6,000	Vestas Wind Systems A/S	124,138	90,013
34,400	XPLR Infrastructure LP	531,032	282,080
		2,104,902	2,434,391
	Diversified Industrial — 1.5%
548	Alstom SA†	7,652	12,781
15,222	AZZ Inc.	607,527	1,438,174
17,000	Bouygues SA	596,821	768,966
300	Chart Industries Inc.†	41,038	49,395
10,000	General Electric Co.	613,133	2,573,900
100	Sulzer AG	6,749	18,048
		1,872,920	4,861,264
	Electric Integrated — 40.9%
15,000	ALLETE Inc.	897,093	961,050
78,345	Alliant Energy Corp.	2,979,017	4,737,522
17,150	Ameren Corp.	821,759	1,647,086
48,750	American Electric Power Co. Inc.	3,310,750	5,058,300
53,000	Avista Corp.	2,243,144	2,011,350
400	Badger Meter Inc.	41,569	97,980
33,000	Black Hills Corp.	1,715,421	1,851,300
8,470	CenterPoint Energy Inc.	228,771	311,188
79,844	CMS Energy Corp.	3,388,060	5,531,592
46,200	Dominion Energy Inc.	3,248,113	2,611,224
16,800	DTE Energy Co.	1,187,643	2,225,328
68,400	Duke Energy Corp.	6,015,955	8,071,200
53,700	Edison International	3,215,568	2,770,920
7,000	Emera Inc.	269,273	320,661
7,900	Entergy Corp.	276,825	656,648
130,500	Evergy Inc.	7,281,169	8,995,365
118,000	Eversource Energy	7,988,932	7,507,160
97,600	FirstEnergy Corp.	2,881,339	3,929,376
19,000	Hawaiian Electric Industries Inc.†	289,018	201,970
4,700	IDACORP Inc.	474,888	542,615
56,400	MGE Energy Inc.	3,519,643	4,988,016
178,400	NextEra Energy Inc.	11,121,299	12,384,528
48,000	NiSource Inc.	397,800	1,936,320
Shares		Cost	Market Value
72,500	Northwestern Energy Group Inc.	$3,982,055	$3,719,250
18,000	NRG Energy Inc.	432,819	2,890,440
176,900	OGE Energy Corp.	6,534,794	7,850,822
56,500	Otter Tail Corp.	2,135,727	4,355,585
50,000	PG&E Corp.	518,537	697,000
2,400	Pinnacle West Capital Corp.	214,176	214,728
58,450	Portland General Electric Co.	2,534,401	2,374,823
22,240	PPL Corp.	668,584	753,714
31,673	Public Service Enterprise Group Inc.	1,325,270	2,666,233
1,989	Sempra	153,785	150,707
3,500	The Southern Co.	249,614	321,405
82,450	TXNM Energy Inc.	3,914,568	4,643,584
17,000	Unitil Corp.	448,439	886,550
114,070	WEC Energy Group Inc.	9,279,892	11,886,094
135,900	Xcel Energy Inc.	7,353,834	9,254,790
		103,539,544	132,014,424
	Electric Transmission and Distribution — 4.2%
28,500	Consolidated Edison Inc.	1,826,227	2,859,975
18,450	Constellation Energy Corp.	569,996	5,954,922
65,800	Exelon Corp.	1,567,590	2,857,036
96,000	Iberdrola SA	1,085,423	1,842,125
300	The Timken Co.	23,079	21,765
		5,072,315	13,535,823
	Environmental Services — 0.3%
800	Fluidra SA	32,048	19,978
500	Tetra Tech Inc.	16,501	17,980
27,712	Veolia Environnement SA	507,925	987,462
		556,474	1,025,420
	Equipment and Supplies — 1.5%
5,000	Capstone Green Energy Corp.†	18,370	5,450
1,396	Graham Corp.†	60,349	69,116
18,700	Innovex International Inc.†	424,037	292,094
10,000	MDU Resources Group Inc.	108,331	166,700
48,500	Mueller Industries Inc.	810,068	3,854,295
103	Tidewater Inc.†	7,006	4,751
1,050	Valmont Industries Inc.	245,466	342,899
		1,673,627	4,735,305
	Global Utilities — 3.2%
7,500	Chubu Electric Power Co. Inc.	123,986	92,757
7,595	EDP SA	27,768	32,941
115,000	Electric Power Development Co. Ltd.	2,499,162	1,961,321
33,000	Endesa SA	942,797	1,045,277
300,000	Enel SpA	1,862,753	2,846,870
560,000	Hera SpA	1,323,308	2,705,892

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Global Utilities (Continued)
15,000	Hokkaido Electric Power Co. Inc.	$73,141	$78,237
13,000	Hokuriku Electric Power Co.	87,350	64,953
220,000	Huaneng Power International Inc., Cl. H	83,674	141,810
38,000	Korea Electric Power Corp., ADR	374,707	541,120
22,000	Kyushu Electric Power Co. Inc.	201,429	196,694
15,000	Shikoku Electric Power Co. Inc.	152,223	125,777
8,000	The Chugoku Electric Power Co. Inc.	74,932	39,610
25,000	The Kansai Electric Power Co. Inc.	330,129	296,691
11,000	Tohoku Electric Power Co. Inc.	95,368	80,244
		8,252,727	10,250,194
	Merchant Energy — 0.8%
260,000	The AES Corp.	4,076,478	2,735,200

	Natural Gas Integrated — 7.9%
8,000	DT Midstream Inc.	201,070	879,280
84,500	Energy Transfer LP	709,156	1,531,985
103,000	Kinder Morgan Inc.	1,554,759	3,028,200
102,582	National Fuel Gas Co.	4,407,034	8,689,721
139,800	ONEOK Inc.	5,799,229	11,411,874
		12,671,248	25,541,060
	Natural Gas Utilities — 7.9%
23,800	Atmos Energy Corp.	1,978,416	3,667,818
200	Cheniere Energy Inc.	41,914	48,704
9,000	Chesapeake Utilities Corp.	753,389	1,081,980
12,300	Engie SA	348,724	288,689
100,625	National Grid plc	819,305	1,466,175
59,200	National Grid plc, ADR	4,107,922	4,405,072
7,000	Northwest Natural Holding Co.	258,140	278,040
30,300	ONE Gas Inc.	1,298,615	2,177,358
55,000	RGC Resources Inc.	816,196	1,230,900
128,415	Southwest Gas Holdings Inc.	8,286,402	9,552,792
14,600	Spire Inc.	947,538	1,065,654
8,000	Venture Global Inc., Cl. A	189,925	124,640
		19,846,486	25,387,822
	Natural Resources — 2.1%
350	Aris Water Solutions Inc., Cl. A	8,587	8,277
Shares		Cost	Market Value
54,842	Cameco Corp.	$751,799	$4,070,922
30,000	Compania de Minas Buenaventura SAA, ADR	327,255	492,600
16,500	Exxon Mobil Corp.	1,322,762	1,778,700
2,000	Hess Corp.	75,157	277,080
5,500	Kinnevik AB, Cl. A	47,294	54,995
		2,532,854	6,682,574
	Oil — 0.2%
4,500	Devon Energy Corp.	43,702	143,145
20,000	PrairieSky Royalty Ltd.	337,688	346,906
919	Sable Offshore Corp.†	28,297	20,200
		409,687	510,251
	Services — 2.0%
21,000	ABB Ltd., ADR	449,578	1,253,070
99,000	Enbridge Inc.	2,753,315	4,486,680
33,000	Halliburton Co.	740,280	672,540
703	Schlumberger NV	33,656	23,761
681	TechnipFMC plc	19,780	23,454
		3,996,609	6,459,505
	Water — 4.8%
26,000	American States Water Co.	1,283,095	1,993,160
22,400	American Water Works Co. Inc.	2,496,124	3,116,064
23,000	Artesian Resources Corp., Cl. A	638,791	771,880
33,200	California Water Service Group	757,390	1,509,936
26,000	Essential Utilities Inc.	513,640	965,640
29,000	H2O America	1,459,875	1,507,130
6,200	Middlesex Water Co.	134,688	335,916
132,000	Severn Trent plc	3,457,837	4,953,729
9,100	The York Water Co.	152,456	287,560
4,100	Zurn Elkay Water Solutions Corp.	125,380	149,937
		11,019,276	15,590,952
	TOTAL ENERGY AND UTILITIES	177,625,147	251,764,185

	COMMUNICATIONS — 10.5%
	Cable and Satellite — 1.3%
4,000	Altice USA Inc., Cl. A†	20,436	8,560
2,100	Charter Communications Inc., Cl. A†	470,809	858,501
20,900	Cogeco Inc.	433,364	1,031,839
20,000	EchoStar Corp., Cl. A†	326,039	554,000
270,000	ITV plc	437,883	305,573
90,000	Liberty Latin America Ltd., Cl. A†	847,102	549,000
5,947	Liberty Latin America Ltd., Cl. C†	42,462	36,990

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
28,000	Rogers Communications Inc., Cl. B	$1,202,863	$830,480
		3,780,958	4,174,943
	Communications Equipment — 0.1%
7,500	Furukawa Electric Co. Ltd.	173,928	366,289

	Telecommunications — 7.3%
35,000	AT&T Inc.	800,980	1,012,900
10,000	BCE Inc., New York	399,500	221,700
1,000	BCE Inc., Toronto	41,328	22,177
100,000	BT Group plc, Cl. A	280,918	265,951
7,500	Cogeco Communications Inc.	282,565	391,316
98,000	Deutsche Telekom AG	1,714,309	3,575,149
60,000	Deutsche Telekom AG, ADR	991,918	2,195,400
21,250	Eurotelesites AG†	98,865	127,160
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	26
83,000	Liberty Global Ltd., Cl. A†	878,433	830,830
85,000	Liberty Global Ltd., Cl. C†	1,262,372	876,350
1,750,000	NTT Inc.	813,435	1,871,463
143,500	Orange Belgium SA†	3,600,351	2,848,254
6,000	Orange SA, ADR	71,421	91,140
59,000	Orascom Financial Holding SAE†	9,810	696
10,000	Orascom Investment Holding, GDR†(a)	9,221	140
30,000	Pharol SGPS SA†	8,930	2,156
10,500	Proximus SA	167,868	102,164
8,000	PT Indosat Tbk	1,061	1,030
36,000	Sunrise Communications AG, Cl. A	2,025,089	2,029,012
1,350	Tele2 AB, Cl. B	15,470	19,727
250,000	Telefonica SA, ADR	1,200,752	1,307,500
85,000	Telekom Austria AG	613,919	966,213
25,000	Telephone and Data Systems Inc.	398,671	889,500
30,000	Telesat Corp.†	370,000	733,200
5,200	T-Mobile US Inc.	408,422	1,238,952
10,000	VEON Ltd., ADR†	242,166	460,700
35,000	Verizon Communications Inc.	1,630,142	1,514,450
		18,337,935	23,595,256
	Wireless Communications — 1.8%
5,000	America Movil SAB de CV, ADR	68,868	89,700
35,000	Anterix Inc.†	1,181,979	897,750
Shares		Cost	Market Value
1,200	Operadora De Sites Mexicanos SAB de CV	$1,436	$1,090
2,300	SK Telecom Co. Ltd., ADR	55,954	53,705
400	SmarTone Telecommunications Holdings Ltd.	207	225
60,000	Turkcell Iletisim Hizmetleri A/S, ADR	399,014	363,000
31,200	United States Cellular Corp.†	1,151,119	1,995,864
230,000	Vodafone Group plc, ADR	3,788,672	2,451,800
		6,647,249	5,853,134
	TOTAL COMMUNICATIONS	28,940,070	33,989,622

	OTHER — 3.1%
	Automotive — 0.3%
275	Ducommun Inc.†	17,038	22,723
45,000	Iveco Group NV	336,699	885,230
		353,737	907,953
	Building and Construction — 0.1%
2,500	Everus Construction Group Inc.†	92,171	158,825
305	Gibraltar Industries Inc.†	18,351	17,995
2,500	Knife River Corp.†	93,764	204,100
		204,286	380,920
	Diversified Industrial — 0.2%
1,200	Accelleron Industries AG, ADR	17,184	84,216
200	Arcosa Inc.	15,749	17,342
166	ITT Inc.	23,926	26,034
2,136	L.B. Foster Co., Cl. A†	48,165	46,714
1,000	Matthews International Corp., Cl. A	29,467	23,910
12,000	Trinity Industries Inc.	315,746	324,120
		450,237	522,336
	Electronics — 0.6%
566	Allient Inc.	18,893	20,551
2,000	Keysight Technologies Inc.†	198,060	327,720
567	Resideo Technologies Inc.†	13,866	12,508
55,500	Sony Group Corp., ADR	787,651	1,444,665
		1,018,470	1,805,444
	Financial Services — 0.0%
150,000	GAM Holding AG†	101,380	19,283

	Machinery — 0.9%
212,000	CNH Industrial NV	2,461,425	2,747,520
936	Flowserve Corp.	54,510	49,000
300	Medmix AG	7,541	4,567
1,686	Mueller Water Products Inc., Cl. A	40,199	40,531

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Machinery (Continued)
1,250	Xylem Inc.	$118,396	$161,700
		2,682,071	3,003,318
	Specialty Chemicals — 0.0%
200	Air Products and Chemicals Inc.	50,793	56,412
250	Linde plc	85,808	117,295
		136,601	173,707
	Transportation — 1.0%
20,700	GATX Corp.	961,473	3,178,692

	TOTAL OTHER	5,908,255	9,991,653

	WIRELESS COMMUNICATIONS — 1.2%
	Wireless Communications — 1.2%
100,500	Millicom International Cellular SA	2,251,433	3,765,735

	TOTAL COMMON STOCKS	214,724,905	299,511,195

	WARRANTS — 0.0%
	OTHER — 0.0%
	Financial Services — 0.0%
7,500	SDCL EDGE Acquisition Corp., expire 12/31/28†	2,702	225
Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 6.5%
$20,968,000	U.S. Treasury Bills, 4.135% to 4.288%††, 07/24/25 to 10/23/25	$20,814,817	$20,811,511

	SHORT TERM INVESTMENT — 0.7%
2,352,911	Gabelli U.S. Treasury Money Market Fund, Cl. I, 4.240%(b)	2,352,911	2,352,911

TOTAL INVESTMENTS — 100.0%		$237,895,335	322,675,842

Other Assets and Liabilities (Net)			400,402

PREFERRED SHARES (1,900,029 preferred shares outstanding)			(47,500,725)

NET ASSETS — COMMON SHARES (88,701,986 common shares outstanding)			$275,575,519

NET ASSET VALUE PER COMMON SHARE ($275,575,519 ÷ 88,701,986 shares outstanding)			$3.11

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by Gabelli Funds, LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

June 30, 2025 (Unaudited)

Assets:
Investments, at value (cost $235,542,424)	$320,322,931
Investments in affiliates, at value (cost $2,352,911)	2,352,911
Dividends and interest receivable	722,895
Deferred offering expense	213,972
Prepaid expenses	54,936
Total Assets	323,667,645
Liabilities:
Payable to bank	328
Distributions payable	28,381
Payable for investments purchased	84,216
Payable for investment advisory fees	264,243
Payable for payroll expenses	68,121
Payable for accounting fees	7,500
Payable for shareholder communications	52,343
Payable for legal and audit fees	39,631
Payable for preferred offering expenses	19,338
Other accrued expenses	27,300
Total Liabilities	591,401
Cumulative Preferred Shares $0.001 par value:
Series C Preferred Shares (5.375%, $25 liquidation value per share, 2,000,000 shares authorized with 1,900,029 shares issued and outstanding)	47,500,725
Net Assets Attributable to Common Shareholders	$275,575,519

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$199,925,389
Total distributable earnings	75,650,130
Net Assets	$275,575,519

Net Asset Value per Common Share:
($275,575,519 ÷ 88,701,986 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$3.11
Statement of Operations
For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $137,669)	$5,024,246
Interest	684,357
Total Investment Income	5,708,603
Expenses:
Investment advisory fees	1,601,788
Shareholder communications expenses	115,198
Trustees’ fees	64,000
Legal and audit fees	60,550
Payroll expenses	59,828
Shareholder services fees	47,309
Accounting fees	22,500
Custodian fees	19,062
Interest expense	18,805
Miscellaneous expenses	78,970
Total Expenses	2,088,010
Less:
Advisory fee reduction (See Note 3)	(41)
Expenses paid indirectly by broker (See Note 5)	(2,437)
Custodian fee credits	(68)
Total Credits and Reductions	(2,546)
Net Expenses	2,085,464
Net Investment Income	3,623,139

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	1,090,670
Net realized gain on foreign currency transactions	2,812
Net realized gain on investments and foreign currency transactions	1,093,482
Net change in unrealized appreciation/depreciation:
on investments	22,668,131
on foreign currency translations	18,655
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	22,686,786
Net Realized and Unrealized Gain on Investments and Foreign Currency	23,780,268
Net Increase in Net Assets Resulting from Operations	27,403,407
Total Distributions to Preferred Shareholders	(1,286,406)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$26,117,001

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024
Operations:
Net investment income	$3,623,139		$5,325,985
Net realized gain/(loss) on investments, and foreign currency transactions	1,093,482		(567,305)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	22,686,786		31,750,523
Net Increase in Net Assets Resulting from Operations	27,403,407		36,509,203

Distributions to Preferred Shareholders from Accumulated Earnings	(1,286,406	)*	(2,634,349)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	26,117,001		33,874,854

Distributions to Common Shareholders:
Accumulated earnings	(3,178,456	)*	(2,964,170)
Return of capital	(23,308,670	)*	(43,632,841)
Total Distributions to Common Shareholders	(26,487,126)		(46,597,011)

Fund Share Transactions:
Increase in net assets from common shares issued in rights offering	—		57,925,360
Net increase in net assets from common shares issued upon reinvestment of distributions	3,616,053		6,763,535
Net increase in net assets from repurchase of preferred shares	92,197		17,798
Offering costs for common shares charged to paid-in capital	(150)		(460,360)
Net Increase in Net Assets from Fund Share Transactions	3,708,100		64,246,333

Net Increase in Net Assets Attributable to Common Shareholders	3,337,975		51,524,176

Net Assets Attributable to Common Shareholders:
Beginning of year	272,237,544		220,713,368
End of period	$275,575,519		$272,237,544

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Utility Trust
Statement of Cash Flows
For the Six Months Ended June 30, 2025 (Unaudited)

Net increase in net assets attributable to common shareholders resulting from operations	$26,117,001

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(7,793,866)
Proceeds from sales of long term investment securities	11,814,160
Net sales of short term investment securities	18,539,288
Net realized gain on investments	(1,090,670)
Net change in unrealized appreciation on investments	(22,668,131)
Net amortization of discount	(681,347)
Increase in dividends and interest receivable	(128,448)
Increase in prepaid expenses	(45,950)
Increase in payable for investments purchased	84,216
Decrease in payable for offering costs	(29,174)
Decrease in payable for shareholder communications expenses	(22,033)
Decrease in payable for investment advisory fees	(14,878)
Decrease in payable for legal and audit fees	(40,011)
Decrease in payable for payroll expenses	(9,078)
Increase in payable for accounting fees	3,750
Decrease in other accrued expenses	(14,559)
Net cash provided by operating activities	24,020,270

Net decrease in net assets resulting from financing activities:
Redemption of Series C 5.375% Cumulative Preferred Shares	(1,254,300)
Offering costs for preferred shares charged to paid in capital	19,338
Increase in offering cost charged to paid in capital	(150)
Distributions to common shareholders	(22,879,089)
Repurchase of preferred shares	92,197
Increase in payable to bank	328
Net cash used in financing activities	(24,021,676)
Net decrease in cash	(1,406)
Cash:
Beginning of year	1,406
End of period	$—

Supplemental disclosure of cash flow information:
Interest paid on bank overdrafts	$18,805
Increase in net assets from common shares issued upon reinvestment of distributions	3,616,053

See accompanying notes to financial statements.

The Gabelli Utility Trust
Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2025		Year Ended December 31,
	(Unaudited)		2024	2023		2022	2021	2020
Operating Performance:
Net asset value, beginning of year	$3.09		$2.94	$3.65		$4.35	$4.11	$5.03
Net investment income	0.04		0.07	0.09		0.08	0.07	0.09
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.27		0.43	(0.23)		(0.33)	0.69	(0.35)
Total from investment operations	0.31		0.50	(0.14)		(0.25)	0.76	(0.26)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.03)	(0.04)		(0.02)	(0.04)	(0.10)
Net realized gain	(0.00	)*(b)	—	—		(0.03)	(0.04)	—
Return of capital	—		—	—		—	—	(0.00	)(b)
Total distributions to preferred shareholders	(0.01)		(0.03)	(0.04)		(0.05)	(0.08)	(0.10)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.30		0.47	(0.18)		(0.30)	0.68	(0.36)

Distributions to Common Shareholders:
Net investment income	(0.03	)*	(0.04)	(0.05)		(0.05)	(0.04)	—
Net realized gain	(0.01	)*	—	—		(0.06)	(0.05)	—
Return of capital	(0.26	)*	(0.56)	(0.55)		(0.49)	(0.51)	(0.60)
Total distributions to common shareholders	(0.30)		(0.60)	(0.60)		(0.60)	(0.60)	(0.60)

Fund Share Transactions:
Increase in net asset value from common share transactions	—		0.25	—		0.16	0.13	—
Increase in net asset value from common shares issued upon reinvestment of distributions	0.02		0.04	0.05		0.05	0.04	0.04
Increase in net asset value from repurchase of preferred shares	0.00	(b)	0.00 (b)	0.02		0.00 (b)	—	—
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	(0.00	)(b)	(0.01)	(0.00	)(b)	(0.01)	(0.01)	—
Total Fund share transactions	0.02		0.28	0.07		0.20	0.16	0.04

Net Asset Value Attributable to Common Shareholders, End of Period	$3.11		$3.09	$2.94		$3.65	$4.35	$4.11
NAV total return †	10.77%		18.35%	(3.07)%		(5.94)%	18.13%	(5.37)%
Market value, end of period	$5.80		$5.03	$5.42		$7.51	$8.24	$8.12
Investment total return ††	22.15%		7.10%	(20.64)%		3.31%	13.91%	13.88%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$323,076		$320,993	$290,574		$342,394	$378,630	$327,593
Net assets attributable to common shares, end of period (in 000’s)	$275,576		$272,238	$220,713		$270,213	$277,297	$226,261

See accompanying notes to financial statements.

The Gabelli Utility Trust
Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2025		Year Ended December 31,
	(Unaudited)		2024	2023		2022		2021	2020
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.66	%(c)	2.30%	2.78%		1.89%		1.61%	2.16%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction (d)(e)	1.53	%(c)	2.08%	1.93%		1.62%		1.75%	1.84%
Ratio of operating expenses to average net assets attributable to common shares net of fees waived/fee reduction, if any (d)(f)	1.53	%(c)	2.08%	1.86	%(g)	1.54	%(g)(h)	1.75%	1.62%
Portfolio turnover rate	1%		3%	2%		7%		10%	19%

Notes:
Note Payable (i)
Asset coverage per $1,000 (j)	—		—	$4,159		—		—	—
Amount of Note outstanding (in 000’s)	—		—	$20,477		—		—	—

Cumulative Preferred Shares:
5.625% Series A Preferred (k)
Liquidation value, end of period (in 000’s)	—		—	—		—		$28,832	$28,832
Total shares outstanding (in 000’s)	—		—	—		—		1,153	1,153
Liquidation preference per share	—		—	—		—		$25.00	$25.00
Average market value (l)	—		—	—		—		$26.93	$26.78
Asset coverage per share (m)	—		—	—		—		$93.41	$80.82

Auction Market Series B Preferred (n)
Liquidation value, end of period (in 000’s)	—		—	$50		$22,500		$22,500	$22,500
Total shares outstanding (in 000’s)	—		—	0	(o)	1		1	1
Liquidation preference per share	—		—	$25,000		$25,000		$25,000	$25,000
Liquidation value (p)	—		—	$25,000		$25,000		$25,000	$25,000
Asset coverage per share (m)	—		—	$103,983		$118,589		$93,413	$80,821

5.375% Series C Preferred
Liquidation value, end of period (in 000’s)	$47,501		$48,755	$49,334		$49,681		$50,000	$50,000
Total shares outstanding (in 000’s)	1,900		1,950	1,973		1,987		2,000	2,000
Liquidation preference per share	$25.00		$25.00	$25.00		$25.00		$25.00	$25.00
Average market value (l)	$23.97		$24.28	$23.99		$25.00		$26.02	$25.96
Asset coverage per share (m)	$170.04		$164.59	$103.98		$118.59		$93.41	$80.82
Asset Coverage (j)	680%		658%	416%		474%		374%	323%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no material impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the six months ended June 30, 2025 and the years ended December 31, 2024, 2023, 2022, 2021, and 2020 would have been 1.30%, 1.61%, 1.49%, 1.28%, 1.26%, and 1.28%, respectively.
(f)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2025 and the years ended December 31, 2024, 2023, 2022, and 2020 would have been 1.30%, 1.61%, 1.43%, 1.22%, and 1.12%, respectively.
(g)	The Fund received credits from the custodian. For the six months ended June 30, 2025 and the years ended December 31, 2024, 2023, and 2022, there was no material impact on the expense ratios.
(h)	The ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the year ended December 31, 2022 would have been 1.54%.
(i)	On December 31, 2024, the Note matured at its stated principal value.
(j)	Asset coverage is calculated by combining all series of preferred shares.
(k)	The Fund redeemed and retired all its outstanding Series A Preferred Shares on January 31, 2022.
(l)	Based on weekly prices.
(m)	Asset coverage per share is calculated by combining all series of preferred shares.
(n)	The Fund redeemed and retired all its outstanding Series B Preferred Shares on June 26, 2024.
(o)	Actual number of shares outstanding is two.
(p)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Utility Trust (the Fund) was organized on February 25, 1999 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the 80% Policy). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

Gabelli Funds, LLC (the Adviser), with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the operations of the Fund under the general supervision of the Fund’s Board of Directors (the Board).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. The Board has designated the Adviser as the valuation designee under Rule 2a-5. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the security’s fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2025 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/25
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Communications
Telecommunications	$23,595,116	—	$140	$23,595,256
Other Industries (b)	10,394,366	—	—	10,394,366
Energy and Utilities (b)	251,764,185	—	—	251,764,185
Other (b)	9,991,653	—	—	9,991,653
Wireless Communications (b)	3,765,735	—	—	3,765,735
Total Common Stocks	299,511,055	—	140	299,511,195
Warrants (b)	—	$225	—	225
U.S. Government Obligations	—	20,811,511	—	20,811,511
Short Term Investment	2,352,911	—	—	2,352,911
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$301,863,966	$20,811,736	$140	$322,675,842

(a)	The inputs for this security are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

At June 30, 2025, the total value of Level 3 investments for the Fund was less than 1% of total net assets.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in currencies options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. Therefore the Fund reflects derivative assets and liabilities any related collateral gross on the statement of assets and liabilities. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2025, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. At June 30, 2025, the Fund held no investments in equity contract for difference swap agreements.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the six months ended June 30, 2025 there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2025, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.375% Series C Cumulative Preferred Shares (Series C Preferred), are recorded on a daily basis and are determined as described in Note 7.

The tax character of distributions paid during the year ended December 31, 2024 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,964,170	$2,634,349
Return of capital	43,632,841	–
Total distributions paid	$46,597,011	$2,634,349

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a long term capital loss carryforward with no expiration of $7,432,211.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2025:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$239,501,371	$94,110,458	$(10,935,987)	$83,174,471

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2025, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2025, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser had agreed to reduce the management fee on the incremental assets attributable to the Series B Preferred if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, did not exceed the stated dividend rates of the Series B Preferred for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the dividend rate of the Series B Preferred for the period. To the redemption date of June 26, 2024, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate of the Series C Preferred. Thus, advisory fees with respect to the liquidation value of this Preferred Shares were accrued.

During the six months ended June 30, 2025, the Fund held a position in an affiliated fund, Gabelli U.S. Treasury Money Market Fund, and the Adviser reduced its fee with respect to this security by $41.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2025, other than short term securities and U.S. Government obligations, aggregated $3,901,970 and $7,524,342, respectively. Purchases and sales of U.S. Government obligations for the six months ended June 30, 2025, aggregated $81,677,759 and $100,217,047, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2025, the Fund paid $1,378 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2025, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,437.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2025, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2025, the Fund accrued $59,828 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured and uncommitted line of credit, which expires on June 25, 2026 and may be renewed annually, of up to $75,000,000 under which it may borrow up to one-third of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations.

During the six months ended June 30, 2025, there were no borrowings outstanding under the line of credit.

7. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2025 and the year ended December 31, 2024, the Fund did not repurchase any common shares of beneficial interest in the open market.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued in rights offering	—	—	11,585,072	$57,925,360
Net increase in net assets from common shares issued upon reinvestment of distributions	697,314	$3,616,053	1,277,390	6,763,535
Net increase	697,314	$3,616,053	12,862,462	$64,688,895

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Additional Information to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Series C Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on investment income and gains available to common shareholders.

The Fund may redeem at any time, in whole or in part, the Series C Preferred at its liquidation preference of $25. In addition, the Board has authorized the repurchase of the Series C Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2025 and the year ended December 31, 2024, the Fund repurchased and retired 50,172 and 23,149 shares of the Series C Preferred Shares in the open market at investments of $1,162,103 and $560,927 and at average discounts of approximately 7.4% and 3.1%, respectively, from its liquidation preference.

On October 16, 2023, the Fund completed an exchange offer (the Offer) under which owners of the Series B Preferred could exchange their Series B Preferred for newly issued promissory notes (the Notes) at the exchange ratio of $912 per $1,000 of liquidation preference of Series B Preferred validly tendered and not withdrawn pursuant to the Offer, and issued $20,477,094 principal amount of Notes for the 898 Series B Preferred validly tendered and not withdrawn. The Notes had an annual interest rate of 5.25%, and interest was paid monthly. The aggregate unpaid principal amount of the Notes, all accrued and unpaid interest, and all other amounts payable under the terms of the Notes were paid on December 31, 2024. The carrying value of the Note Payable approximates fair value. The Note Payable was classified as Level 2 in the fair value hierarchy. On June 26, 2024 the Fund redeemed all Series B Auction Rate Cumulative Preferred Shares at the redemption price of $25,000 per share. On December 31, 2024, the Note matured at its stated principal value.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

On January 31, 2022, the Fund redeemed all Series A Preferred at the Redemption Price of $25.13671875 per share, which consisted of the liquidation preference of $25.00 plus $0.13671875 per share representing accumulated but unpaid dividends and distributions to the redemption date of January 31, 2022.

For Series B Preferred Shares, the dividend rates were typically set by an auction process held every seven days, and were typically expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred Shares subject to bid orders by potential holders had been less than the number of shares of Series B sell orders. Holders that submitted sell orders had not been able to sell any or all of the Series B Preferred Shares for which they submitted sell orders. Therefore the weekly auctions that failed resulted in the dividend rate being the maximum rate.

Since December 31, 2021, the seven day ICE LIBOR rate ceased to be published and was no longer representative. Because the Series B Preferred Shares have no other effective alternative rate setting provision, a last resort fallback of fixing this LIBOR based reference rate at its last published rate applies. The last published seven day ICE LIBOR rate was 0.076%, which resulted in a maximum rate for Series B Preferred Shares of 2.076% for all failed auctions after December 31, 2021. In the absence of successful auctions that established dividend rates based on prevailing short term interest rates, this result could lead to divergent and unexpected economic results for the Fund and holders of the Series B Preferred Shares since the rates payable on the Series B Preferred Shares were no longer likely to be representative of prevailing market rates. On June 26, 2024, the Fund redeemed all outstanding Series B Preferred at the redemption price of $25,000 per share.

The following table summarizes Cumulative Preferred Shares information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2025	Net Proceeds	2025 Dividend Rate Range	Dividend Rate at 6/30/2025	Accrued Dividends at 6/30/2025
C 5.375%	May 31, 2016	2,000,000	1,900,029	$48,142,029	Fixed Rate	5.375%	$28,381

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

On March 10, 2022, the Fund distributed one transferable right for each of the 63,934,698 common shares outstanding on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.50 per share. On April 20, 2022, the Fund issued 9,133,529 common shares receiving net proceeds of $49,849,194, after the deduction of offering expenses of $385,216. The NAV of the Fund increased by $0.16 per share on the day the additional shares were issued due to the additional shares being issued above NAV. The Fund has an effective shelf registration authorizing an additional $300 million of common or preferred shares.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

On September 9, 2024, the Fund distributed one transferable right for each of the 75,981,964 common shares outstanding on that date. Five rights were required to purchase one additional common share at the subscription price of $5.00 per share.

On October 24, 2024, the Fund issued 11,585,072 common shares receiving net proceeds of $57,925,360, after the deduction of estimated offering expenses of $475,000. The NAV of the Fund increased by $0.25 per share on the day the additional shares were issued due to the additional shares being issued above NAV.

8. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

9. Transactions in Securities of Affiliated Issuers. The Gabelli U.S. Treasury Money Market Fund is an affiliated security as it is also advised by the Fund’s Adviser. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2025 is set forth below:

	Market Value at December 31, 2024	Purchases	Sales Proceeds	Realized Loss	Change In Unrealized Depreciation	Market Value at June 30, 2025	Dividend Income	Percent Owned of Shares
Gabelli U.S. Treasury Money Market Fund, Cl. I, 4.240%*	$—	$2,352,911	$—	$—	$—	$2,352,911	$—	—

*	Security was not held at December 31, 2024.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Segment Reporting. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

12. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of May 19, 2025, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 12, 2025 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 12, 2025. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Mario J. Gabelli, Elizabeth C. Bogan, and Vincent D. Enright as Trustees of the Fund, with a total of 59,600,368 votes, 59,050,569 votes, and 59,163,463 votes cast in favor of these Trustees, and a total of 1,492,199 votes, 2,041,998 votes, and 1,929,104 votes withheld for these Trustees, respectively.

John Birch, James P. Conn, Frank J. Fahrenkopf, Jr., Michael J. Ferrantino, Leslie F. Foley, John D. Gabelli, Michael J. Melarkey, Robert J. Morrissey and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Timothy M. Winter, CFA, joined Gabelli in 2009 and covers the utility industry. He has over 25 years of experience as an equity research analyst covering the industry. Currently, he continues to specialize in the utility industry and also serves as a portfolio manager of Gabelli Funds, LLC. Mr. Winter received his BA in Economics from Rollins College and an MBA degree in Finance from the University of Notre Dame.

Justin Bergner, CFA, is a Vice President at Gabelli and a portfolio manager for Gabelli Funds LLC. Justin rejoined Gabelli in 2013 as a research analyst covering Diversified Industrials, Home Improvement, and Transport companies. He began his investment career at Gabelli in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Prior to business school, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. Mr. Bergner graduated cum laude from Yale University with a BA in Economics and Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Simon T. Wong, CFA, covers the energy sector. He began his investment career at Gabelli in 1997 as a specialty chemical analyst and subsequently became a generalist at Olstein Capital Management, Lucid Asset Management, and Boyar Asset Management. Simon graduated from the University of California, Los Angeles with a BA in Economics and received an MBA in Finance from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

John Birch
Partner,
The Cardinal Partners Global

Elizabeth C. Bogan
Former Senior Lecturer
in Economics,
Princeton University

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.

Frank J. Fahrenkopf, Jr.
Former President &
Chief Executive Officer,
American Gaming Association

Michael J. Ferrantino
Chief Executive Officer,
InterEx, Inc.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

David I. Schachter
Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GUT Q2/2025

GABELLI
FUNDS

THE GABELLI UTILITY TRUST

GUT

Semiannual Report
June 30, 2025

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At its meeting on February 13, 2025, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the nature, quality and extent of administrative and shareholder services supervised or provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services, and the absence of significant service problems reported to the Board. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered the short- and long-term investment performance for the Fund over various periods of time as compared with relevant equity indices and the performance of other closed-end funds included in the Lipper peer category. The Board noted that the Fund’s total return performance was in the first quartile for the one-year period and above the average and median of a select group of peers for the three-year and five-year periods and equal to the median for the ten-year period ended December 31, 2024. The Board also noted that the Fund’s common shares consistently trade at a meaningful premium to NAV. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund and disclosed to investors.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s advisory fee rate and expense ratio relative to industry averages for the Fund’s Lipper peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members considered the Adviser’s fee structure as compared to that of the Adviser’s affiliate, GAMCO Asset Management Inc. (“GAMCO”), for services provided to institutional and high net worth accounts and in connection with sub-advisory arrangements, noting that the service level for GAMCO accounts and sub-advisory relationships is materially different than the services provided by the Adviser to its registered funds and investors in such funds, which is reflected in the difference in fee structure. The Independent Board Members noted that the mix of services under the Advisory Agreement is more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted the level of management and gross advisory fees, other non-management expenses, and total expenses paid by the Fund relative to the average and median for the Fund’s select group of peers. They took note of the fact that the use of leverage impacts comparative expenses to peer funds, not all of which utilize leverage and certain of which are open-end funds. The Independent Board Members concluded that the advisory fee is not excessive based upon the qualifications, experience, reputation, and performance of the Adviser and the other factors considered.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2024. They noted the pro forma estimates of the Adviser’s profitability and costs attributable to the Fund. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale, noting that assets under management for the Fund were below $300 million for the period. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Independent Board Members were aware that economies can be shared through an adviser’s investment in its fund advisory business and noted the Adviser’s increase in personnel and resources devoted to the Fund Complex in recent years, which could benefit the Fund.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable, particularly in light of the Fund’s performance over time.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance over time consistent with the investment strategies being pursued by the Fund at reasonable fees and, therefore, continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser in a manner consistent with its investment objectives and policies. The Independent Board Members also confirmed that they were satisfied with the information provided by the Adviser, that it included all information the Independent Board Members believed was necessary to evaluate the terms of the Advisory Agreement, and that the Independent Board Members were satisfied that any questions they had were appropriately addressed. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2025 through 01/31/2025	Common – N/A Preferred Series C – 3,979	Common – N/A Preferred Series C – $24.20	Common – N/A Preferred Series C – 3,979	Common – 88,116,103 Preferred Series C – 1,950,201 - 3,979 = 1,946,222
Month #2 02/01/2025 through 02/28/2025	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 88,231,135 Preferred Series C – 1,946,222
Month #3 03/01/2025 through 03/31/2025	Common – N/A Preferred Series C – 6,400	Common – N/A Preferred Series C – $23.94	Common – N/A Preferred Series C – 6,400	Common – 88,345,476 Preferred Series C – 1,946,222 - 6,400 = 1,939,822
Month #4 04/01/2025 through 04/30/2025	Common – N/A Preferred Series C – 1,296	Common – N/A Preferred Series C – $23.85	Common – N/A Preferred Series C – 1,296	Common – 88,460,589 Preferred Series C – 1,939,822 - 1,296 = 1,938,526

Month #5 05/01/2025 through 05/31/2025	Common – N/A Preferred Series C – 21,100	Common – N/A Preferred Series C – $23.11	Common – N/A Preferred Series C – 21,100	Common – 88,584,532 Preferred Series C – 1,938,526 - 21,100 = 1,917,426
Month #6 06/01/2025 through 06/30/2025	Common – N/A Preferred Series C – 15,000	Common – N/A Preferred Series C – $22.60	Common – N/A Preferred Series C – 15,000	Common – 88,701,986 Preferred Series C – 1,917,426 - 17,397 = 1,900,029
Total	Common – N/A Preferred Series C – 50,172	Common – N/A Preferred Series C – $23.20	Common – N/A Preferred Series C – 50,172	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2025

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 4, 2025

*	Print the name and title of each signing officer under his or her signature.